File No. 2-84105
                                                                     811-3757
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ X ]


     Pre-Effective Amendment No.                                      [  ]


     Post-Effective Amendment No. 24                                  [ X ]



                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ X ]


     Amendment No. 24                                                 [ X ]


                     (Check appropriate box or boxes.)

               DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----

          on      (date)    pursuant to paragraph (b)
     ----

          60 days after filing pursuant to paragraph (a)(i)
     ----

      X   on October 1, 1999 pursuant to paragraph (a)(i)
     ----

          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----



Dreyfus California Tax Exempt Bond Fund, Inc.

Investing for income exempt from
federal and California state income taxes

Prospectus October 1, 1999

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.

Any representation to the contrary is a criminal offense.

                                       Contents

                                       The Fund

                                   2        Goal/Approach
                                   3        Main Risks
                                   4        Past Performance
                                   5        Expenses
                                   6        Management
                                   7        Financial Highlights
                                            Your Investment
                                   8        Account Policies
                                   11      Distributions and Taxes
                                   12      Services for Fund Investors
                                   14      Instructions for Regular Accounts
                                           For More Information
                                           Back Cover

What every investor should know about the fund

Information for managing your fund account

Where to learn more about this and other Dreyfus funds

[Page]

The Fund Dreyfus California Tax Exempt Bond Fund, Inc.
Ticker Symbol: DRCAX

Goal/Approach

The fund seeks as high a level of current income, exempt from federal and California state income taxes, as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California income taxes.

The fund will invest at least 80% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund normally exceeds ten years, but the fund is not subject to any maturity restrictions. Municipal bonds are typically divided into two types:

* general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power
* revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls


The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Information on the fund's recent strategies and holdings can be found in the current annual/semiannual report (see back cover).

Concepts to understand

Average maturity: an average of the stated maturities of the bonds held in the fund, based on their dollar-weighted proportions in the fund.

Investment grade bonds:
independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

[Page 2]

Main Risks

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money.

Other risk factors could have an effect on the fund's performance:

* if an issuer fails to make timely interest or principal payments or there is a decline in the credit quality of a bond or perception of a decline, the bond's value could fall, potentially lowering the fund's share price
* California's economy and revenues underlying its municipal bonds may decline
* investing primarily in a single state may make the fund's portfolio securities more sensitive to risks specific to the state
* lower-rated, higher-yielding municipal bonds are subject to greater credit risk, including the risk of default, than investment grade obligations; lower-rated bonds tend to be more volatile and less liquid

Although the fund's objective is to generate income exempt from federal and California personal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest in taxable bonds and municipal bonds that are only exempt from federal income tax.

Other potential risks

The fund, at times, may invest in certain derivatives, such as futures, options and inverse floaters. Derivatives can be highly sensitive to changes in their underlying security, interest rate or index and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the fund's performance. The fund may use derivatives to:
* increase yield
* hedge against a decline in principal value
* invest with greater efficiency and lower cost than is possible through direct investment
* adjust the fund's duration
* provide daily liquidity

The Fund
[Page 3]

Past Performance

The two tables below show some of the risks of investing in the fund. The first table shows the changes in the fund's performance from year to year. The second table compares the fund's performance over time to that of the Lehman Brothers Municipal Bond Index, an unmanaged total-return performance benchmark. Both tables assume reinvestment of dividends. Of course, past performance is no guarantee of future results.

Year-by-year total return as of 12/31 each year (%)

8.56   6.72   10.35   6.65   11.90  -7.11  14.07  3.44   8.26 5.84
  89     90      91     92      93     94     95    96     97   98

Best Quarter:             Q1 '95            +6.12%
Worst Quarter:            Q1 '94            -4.96%

The fund's year-to-date total return as of 6/30/99 was -1.64%.
Average annual total return as of 12/31/98
                                             1 Year      5 Years      10 Years
------------------------------------------------------------------------------
Fund                                         5.84%       4.66%        6.72%
Lehman Brothers
Municipal
Bond Index                                   6.48%       6.22%        8.22%
Unlike the fund, the Lehman Index is not composed of bonds of a single state.

What this fund is - and isn't

This fund is a mutual fund:
a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.


[Page 4]

Expenses

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table

Shareholder transaction fees
% of transaction amount
Maximum redemption fee                                               0.10%

charged only when selling shares you
have owned for less than 15 days

Annual fund operating expenses
% of average daily net assets
Management fees                                                      0.60%
Shareholder services fee                                             x.xx%
Other expenses                                                       x.xx%
Total                                                                0.72%

Expense example

  1 Year              3 Years         5 Years        10 Years
----------------------------------------------------------------
  $73                  $230           $400           $894

                      This example shows what you
                      could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to the investment adviser for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Shareholder services fee:
a fee of up to 0.25% used to reimburse Dreyfus Service Corporation for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

The Fund
[Page 5]

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $120 billion in over 160 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.60% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Bank Corporation, a broad-based financial services company with a bank at its core. With more than $389 billion of assets under management, and $1.9 trillion of assets under administration and custody, Mellon provides a full range of banking, investment, and trust products and services to individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Joseph P. Darcy has managed the fund since January 1996 and has been employed by Dreyfus since May 1994.

Dreyfus has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund. Dreyfus portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the fund(s) they advise.

Concepts to understand

Year 2000 issues: the fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000.

Dreyfus is working to avoid year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems.

This could have an impact on the value of the fund's investments and its share price.


[Page 6]


Financial Highlights

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                            Year Ended May 31,
                                                    1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------------
Per-Share Data ($)
Net asset value, beginning of period               14.88           14.32           14.00           14.54           14.59
Investment operations:
      Investment income - net                        .68             .70             .73             .77             .82
      Net realized and unrealized
      gain (loss) on investments                    (.12)            .56             .32            (.54)              -
Total from investment operations                     .56            1.26            1.05             .23             .82
Distributions:
      Dividends from investment
      income - net                                  (.68)           (.70)           (.73)           (.77)           (.82)
      Dividends from net realized gain
      on investments                                (.04)              -               -               -            (.05)
Total distributions                                 (.72)           (.70)           (.73)           (.77)           (.87)
Net asset value, end of period                     14.72           14.88           14.32           14.00           14.54
Total return (%)                                    3.81            8.89            7.61            1.58            5.93
Ratios/Supplemental Data
Ratio of expenses
to average net assets (%)                            .72             .71             .73             .69             .71
Ratio of net investment income
to average net assets (%)                           4.56            4.77            5.11            5.37            5.77
Portfolio turnover rate (%)                        58.49           64.67           60.56           56.12           39.85
Net assets, end of period ($ x 1,000)          1,234,856       1,310,139       1,369,058       1,371,274       1,557,754



The Fund
[Page 7]

Your Investment

Account Policies

Buying shares

You pay no sales charges to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open.

Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

Minimum investments
                        Initial                Additional
-----------------------------------------------------------
Regular accounts        $2,500                 $100
                                               $500 for
                                               TeleTransfer investments

Dreyfus automatic      $100                    $100

investment plans
                      All investments must be in U.S.
                      dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Concepts to understand

Net asset value (NAV): a mutual fund's share price on a given day. A fund's
NAV is calculated by dividing the value of its net assets by the number of existing shares. When calculating its NAV, the fund's investments are priced at fair value by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

[Page 8]

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week. Before selling recently purchased shares, please note that:

* if the fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment

* if you are selling or exchanging shares you have owned for less than 15 days, the fund may deduct a 1% redemption fee (not charged on shares sold through the Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment)

Limitations on selling shares by phone

Proceeds
sent by                         Minimum            Maximum
-----------------------------------------------------------------------------
Check                           no minimum        $150,000 per day

Wire                            $1,000            $250,000 for joint accounts
                                                  every 30 days

TeleTransfer                    $500              $250,000 for joint accounts
                                                  every 30 days


Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $1,000 or more on accounts whose address has been changed within the last 30 days
* requests to send the proceeds to a different  payee or address

  Written sell orders of $100,000 or more must also be signature guaranteed.

  A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment
[Page 9]

  Account Policies (continued)

General policies

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

The fund reserves the right to:
* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year) refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

* change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions) The fund also reserves the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for:
any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

[Page 10]

Distributions and Taxes

The fund usually pays its shareholders dividends from its net investment income once a month, and distributes any net capital gains it has realized once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all of its income dividends will be exempt from federal and California state income taxes. However, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income. Any distributions of long-term capital gains will be taxable as such The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:


Taxability of distributions

Type of                        Tax rate for    Tax rate for
distribution                   15% bracket     28% bracket or above
----------------------------------------------------------------------
Income                         Generally       Generally
dividends                      tax exempt      tax exempt

Short-term                     Ordinary        Ordinary
capital gains                  income rate     income rate
Long-term
capital gains                  10%             20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Any sale or exchange of fund shares, including through the checkwriting privilege, may generate a tax liability.

The table at right also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.

Your Investment
[Page 11]

Services for fund Investors

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.

For investing

Dreyfus Automatic                           For making automatic investments
Asset Builder((reg.tm)                      from a designated bank account.

Dreyfus Payroll                             For making automatic investments
Savings Plan                                through a payroll deduction.

Dreyfus Government                          For making automatic investments
Direct Deposit                              from your federal employment,
Privilege                                   Social Security or other regular
                                            federal government check.

Dreyfus Dividend                            For automatically reinvesting the
Sweep                                       dividends and distributions from
                                            one Dreyfus fund into another
                                            (not available for IRAs).
For exchanging shares
Dreyfus Auto-                               For making regular exchanges
Exchange Privilege                          from one Dreyfus fund into
                                            another.
For selling shares
Dreyfus Automatic                           For making regular withdrawals
Withdrawal Plan                             from most Dreyfus funds.


Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.


[Page 12]
Checkwriting privilege

You may write redemption checks against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

You can exchange $500 or more from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application.

24-hour automated account access

You can easily manage your Dreyfus accounts, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more - when it's convenient for you.

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described here. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.

Your Investment
[Page 13]

   Instructions for regular accounts

  TO OPEN AN ACCOUNT

          In Writing
  Complete the application.
  Mail your application and a check to:
  The Dreyfus Family of Funds
  P.O. Box 9387, Providence, RI 02940-9387


TO ADD TO AN ACCOUNT

  Fill out an investment slip, and write your account number on your check. Mail the slip and the check to:
  The Dreyfus Family of Funds
  P.O. Box 105, Newark, NJ 07101-0105


         By Telephone
  Wire Have your bank send your investment to The Bank of New York, with these instructions:
  * ABA# 021000018
  * DDA# 8900052384
  * the fund name
  * your Social Security or tax ID number
  * name(s) of investor(s)
  Call us to obtain an account number. Return your application.


  Wire Have your bank send your investment to The Bank of New York, with these instructions:
  * ABA# 021000018
  * DDA# 8900052384
  * the fund name
  * your account number
  * name(s) of investor(s)

Electronic check Same as wire, but insert "1111" before your account number. TeleTransfer Request TeleTransfer on your application. Call us to request your transaction.

         Automatically

  With an initial investment Indicate on your application which automatic service(s) you want. Return your application with your investment.

  Without any initial investment Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.

All services Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.

         Via the Internet
  Computer Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.

[Page 14]

TO SELL SHARES

  Write a redemption check or write a letter of instruction that includes:
  * your name(s) and signature(s)
  * your account number
  * the fund name
  * the dollar amount you want to sell
  * how and where to send the proceeds

  Obtain a signature guarantee or other documentation, if required (see "Account Policies - Selling Shares").

  Mail your request to:
  The Dreyfus Family of Funds
  P.O. Box 9671, Providence, RI 02940-9671

  Wire Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

  TeleTransfer Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

  Check  Call us to request your transaction.
  A check will be sent to the address of record.

  Dreyfus Automatic Withdrawal Plan Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like. Be sure to maintain an account balance of $5,000 or more.


  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:
  The Dreyfus Family of Funds
  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

  Concepts to understand

  Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

  Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.




Your Investment
[Page 15]
  NOTES
[Page]
[Page]
For More Information
                      Dreyfus California
                      Tax Exempt Bond Fund, Inc.
                      SEC file number:  811-3757
                      More information on this fund is
                      available free upon request, including the following:
                      Annual/Semiannual Report
                      Describes the fund's performance,
                      lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

                      Statement of Additional Information (SAI)
                      Provides more details about the
                      fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:
By telephone
Call 1-800-645-6561
By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request to info@dreyfus.com
On the Internet Text-only versions of fund documents can be viewed online or downloaded from:
    SEC
    http://www.sec.gov
    Dreyfus
    http://www.dreyfus.com

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

Copy Rights 1999 Dreyfus Service Corporation                 928P1099
[Page]




______________________________________________________________________________


                DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
                     STATEMENT OF ADDITIONAL INFORMATION
                               OCTOBER 1, 1999

______________________________________________________________________________


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus California Tax Exempt Bond Fund, Inc. (the "Fund"), dated October 1, 1999, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:



          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S -- Call 516-794-5452


     The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.




                              TABLE OF CONTENTS

                                                                 Page

Description of the Fund                                          B-2
Management of the Fund                                           B-15
Management Arrangements                                          B-20
How to Buy Shares                                                B-23
Shareholder Services Plan                                        B-24
How To Redeem Shares                                             B-25
Shareholder Services                                             B-27
Determination of Net Asset Value                                 B-30
Dividends, Distributions and Taxes                               B-31
Portfolio Transactions                                           B-34
Performance Information                                          B-35
Information About the Fund                                       B-36
Counsel and Independent Auditors                                 B-37
Appendix A                                                       B-38
Appendix B                                                       B-60



                           DESCRIPTION OF THE FUND

     The Fund is a Maryland corporation incorporated on May 3, 1983. The Fund is an open-end management investment company, known as a municipal bond fund.


     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.


     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.


Certain Portfolio Securities

     The following information supplements and should be read in conjunction with the Fund's Prospectus.


     Municipal Obligations. The Fund invests primarily in the debt securities of the State of California, its political subdivisions, authorities and corporations, the interest from which, in the opinion of bond counsel to the issuer, is exempt from Federal and State of California personal income taxes (collectively, "California Municipal Obligations").
To the extent acceptable California Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State of California, income tax. The Fund will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes.
General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.
Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.


     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue.


     Certain Tax Exempt Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.


     Tax Exempt Participation Interests. The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.


     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. The Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities. See "Investment Restriction No. 13" below.


     Tender Option Bonds. The Fund may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons.


     The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.


     Custodial Receipts. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by the Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.


     Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific Municipal Obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Fund.


    Ratings of Municipal Obligations. The Fund will invest at least 80% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). The Fund may invest up to 20% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by the Rating Agencies, but it currently is the intention of the Fund that this portion of the Fund's portfolio be invested primarily in Municipal Obligations rated no lower than Baa by Moody's or BBB by S&P or Fitch. The Fund may invest in short-term Municipal Obligations which are rated in the two highest rating categories by a Rating Agency. The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 80% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.



                                                      Percentage
Fitch   or     Moody's       or        S&P            of Value
_____          _______                 ___            __________

AAA             Aaa                    AAA            65.9%
AA              Aa                     AA             15.4%
A               A                      A              10.2%
BBB             Baa                    BBB             2.6%
F-1             VMIG                   SP-1/A-1
                1/MIG 1/P-1                            4.6%(1)
Not Rated       Not Rated              Not Rated
                                                       1.3%(2)
                                                     100.0%
                                                     =========


_______________________________
1 Included in these categories are tax exempt notes rated within the two highest grades by a Rating Agency. These securities, together with Municipal Obligations rated Baa or better by Moody's or BBB or better by S&P or Fitch, are taken into account at the time of a purchase for purposes of determining that the Fund's portfolio meets the 80% minimum quality standard discussed above.

2 Included in the Not Rated category are securities comprising 1.3% of the Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities rated Baa/BBB.



     Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by the Rating Agencies for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.


     Zero Coupon Securities. The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.


     Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.


     Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternate minimum tax.
When the Fund has adopted a temporary defensive position, including when acceptable California Municipal Obligations are unavailable for investment by the Fund, in excess of 35% of the Fund's assets may be invested in securities that are not exempt from California personal income taxes. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.



Investment Techniques

     The following information supplements and should be read in conjunction with the Fund's Prospectus. The Fund's use of certain of the investment techniques described below may give rise to taxable income.


     Borrowing Money. The Fund is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.


     Lending Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


     Derivatives. The Fund may invest in, or enter into, derivatives, such as options and futures, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.


     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.


     If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.


     Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives.
The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.


Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.


     Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.


     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.


Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.


Options--In General. The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options with respect to specific securities or futures contracts. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.


     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.


     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.


     Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.


     Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.


     Forward Commitments. The Fund may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.


     Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


Investment Considerations and Risks

     Investing in Municipal Obligations. The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.


     Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.


     Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


     Investing in California Municipal Obligations. You should review the information in "Appendix A," which provides a brief summary of special investment considerations and risk factors relating to investing in California Municipal Obligations.


     Lower Rated Bonds. The Fund may invest up to 20% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated below investment grade by the Rating Agencies (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated Municipal Obligations. See "Appendix B" for a general description of the Rating Agencies' ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.


     You should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.


     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.


     These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession would disrupt severely the market for such securities and may have an adverse impact on the value of such securities and could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon which would increase the incidence of default for such securities.


     The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.


     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds and pay-in-kind bonds, in which the Fund may invest up to 5% of its total assets. Zero coupon bonds and pay-in-kind bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.
See "Dividends, Distributions and Taxes."


     Zero Coupon Securities. The Fund may invest in zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds). Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


     Simultaneous Investments. Investment decisions for the Fund are made independently from those of other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


Investment Restrictions


     The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:


     1. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowings to no more than 33-1/3% of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3 and 10 may be deemed to give rise to a senior security.

     7. Sell securities short or purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     8. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

     9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

     10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure borrowings for temporary or emergency purposes and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's Prospectus, floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

     12.  Invest in companies for the purpose of exercising control.

     For purposes of Investment Restriction No. 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

     If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.



                           MANAGEMENT OF THE FUND


     The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. These companies are as follows:


     The Dreyfus Corporation             Investment Adviser
     Premier Mutual Fund Services, Inc.  Distributor
     Dreyfus Transfer, Inc.              Transfer Agent
     The Bank of New York                Custodian



     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He also is a director of The Noel Group, Inc., a venture capital company (for which, from February 1995 until November 1997, he was Chairman of the Board), The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, Career Blazers, Inc. (formerly, Staffing Resources, Inc.), a temporary placement agency, and Century Business Services, Inc. (formerly, International Alliance Services, Inc.), a provider of various outsourcing functions for small and medium sized companies. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 55 years old and his address is 200 Park Avenue, New York, New York 10166.


DAVID W. BURKE, Board Member.  Board member of various funds in the Dreyfus
     Family of Funds. Chairman of the Broadcasting Board of Governors, an independent board within the United States Information Agency, from August 1994 to November 1998. From August 1994 to December 1994, Mr. Burke was a Consultant to the Manager, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 62 years old and his address is Box 654, Eastham, Massachusetts 02642.


SAMUEL CHASE, Board Member.  Retired.  From 1982 to 1996, Mr. Chase was
     President of Samuel Chase & Company, Ltd., an economic consulting firm. He is 67 years old and his address is 10380 Springhill Road, Belgrade, Montana 59714.


GORDON J. DAVIS, Board Member. Since October 1994, a senior partner with the law firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, Mr. Davis was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. From 1978 to 1983, he was Commissioner of Parks and Recreation for the City of New York. He is also a director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other corporate and not-for-profit boards. He is 57 years old and his address is 241 Central Park West, New York, New York 10023.

JONI EVANS, Board Member.  Senior Vice President of the William Morris
     Agency since September 1993. From September 1987 to May 1993, Executive Vice President of Random House Inc. and, from January 1991 to May 1993, President and Publisher of Turtle Bay Books; from January 1987 to December 1990, Publisher of Random House-Adult Trade Division; from September 1985 to September 1987, President of Simon and Schuster-Trade Division. She is 56 years old and her address is 1325 Avenue of the Americas, New York, New York 10019.

ARNOLD S. HIATT, Board Member.  Chairman of The Stride Rite Foundation.
     From 1969 to June 1992, Chairman of the Board, President or Chief Executive Officer of The Stride Rite Corporation, a multi-divisional footwear manufacturing and retailing company. Mr. Hiatt is also a director of The Cabot Corporation. He is 71 years old and his address is 400 Atlantic Avenue, Boston, Massachusetts 02110.

BURTON N. WALLACK, Board Member. President and co-owner of Wallack
     Management Company, a real estate management company managing real estate in the New York City area. He is 48 years old and his address is 18 East 64th Street, New York, New York 10021.

     For so long as the Fund's plan described in the section "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.


     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid by the Fund to each Board member for the fiscal year ended May 31, 1999, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation)* for the year ended December 31, 1998, was as follows:




                     Aggregate          Total Compensation From
Name of Board        Compensation       Fund and Fund Complex
Member               From Fund**        Paid to Board Member
_____________        _____________      _______________________


Joseph S. DiMartino  $8,750             $619,660(187)

David W. Burke       $7,000             $233,500(62)

Samuel Chase         $6,500             $45,000(12)


Gordon J. Davis      $7,000             $83,500(29)

Joni Evans           $6,500             $45,000(12)

Arnold S. Hiatt      $6,000             $37,500(12)

Burton N. Wallack    $7,000             $45,000(12)

_____________________
* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.
** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,740 for all Board members as a group.


Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by the Manager. She is 41 years old.


MARGARET W. CHAMBERS, Vice President and Secretary. Senior Vice President and General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. She is 38 years old.


FREDERICK C. DEY, Vice President and Assistant Treasurer and Assistant
     Secretary. Vice President, New Business Development of Funds Distributor, Inc., since September 1994, and an officer of other investment companies advised or administered by the Manager. He is 37 years old.


STEPHANIE D. PIERCE, Vice President, Assistant Secretary and Assistant
     Treasurer. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was Second Vice President with Chase Manhattan Bank. She is 30 years old.


JOHN P. COVINO, Vice President and Assistant Treasurer.  Vice President and
     Treasury Group Manager of Treasury Servicing and Administration of Funds Distributor, Inc., since December 1998. From December 1995 to November 1998, he was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, he was employed by SunGard Brokerage systems where he was responsible for the technology and development of the accounting product group. He is 35 years old.


MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. She is 34 years old.


GEORGE A. RIO, Vice President and Assistant Treasurer.  Executive Vice
     President and Client Service Director of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. He is 43 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. He is 36 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. He is 29 years old.


KAREN JACOPPO-WOOD, Vice President and Assistant Secretary.  Vice President and
     Senior Counsel of Funds Distributor, Inc., since February 1997, and an officer of other investment companies advised or administered by the Manager. From June 1994 to January 1996, she was Manager of SEC Registration at Scudder, Stevens & Clark, Inc. She is 32 years old.


CHRISTOPHER J. KELLEY, Vice President and Assistant Secretary.  Vice
     President and Senior Associate General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. He is 33 years old.


KATHLEEN K. MORRISEY, Vice President and Assistant Secretary.  Manager of
     Treasury Services Administration of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 26 years old.

ELBA VASQUEZ, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York where she held various sales and marketing positions. She is 37 years old.


     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166, except those officers indicated by an (*), whose address is 60 State Street, Boston, Massachusetts 02109.


     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's voting securities outstanding on July 20, 1999.



                           MANAGEMENT ARRANGEMENTS

     Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets.


     The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 2, 1994, and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on April 21, 1999. The Agreement is terminable without penalty, on not more than 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting shares, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Thomas F. Eggers, Vice Chairman- -Institutional and a director; Ronald P. O'Hanley III, Vice Chairman;
William T. Sandalls, Jr., Executive Vice President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President-- Product Development; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Andrew S. Wasser, Vice President--Information Systems; Theodore A. Schachar, Vice President; Wendy Strutt, Vice President; Richard Terres, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven
F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliot, Martin C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.


     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are: Richard J. Moynihan, W. Michael Petty, Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Stephen C. Kris, Jill C. Shaffro, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.


     The Manager has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by the Manager's employees does not disadvantage any fund managed by the Manager. Under the Policy, the Manager's employees must preclear personal transactions in securities not exempt under the Policy. In addition, the Manager's employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. In that regard, the Manager's portfolio managers and other investment personnel also are subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the Policy's preclearance and disclosure procedures and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.


     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders and any extraordinary expenses.


     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks) securities dealers and other industry professionals in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .60% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. The management fees paid to the Manager for the fiscal years ended May 31, 1997, 1998 and 1999 amounted to $8,259,304, $7,979,665 and $7,728,575, respectively.


     The Manager has agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.



     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


     Distributor. The Distributor, located at 60 State Street, Boston, Massachusetts 02109, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.


     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.


     The Bank of New York (the "Custodian"), 90 Washington Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.



                              HOW TO BUY SHARES

     General. Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.


     The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.


     Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builderr, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.


     Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value per share, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Board. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value."


     Dreyfus TeleTransfer Privilege. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.


     Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."


     Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.



                          SHAREHOLDER SERVICES PLAN


     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation an amount not to exceed an annual rate of .25% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.


     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved on July 14, 1999. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.


     For the fiscal year ended May 31, 1999, $647,766 was chargeable to the Fund under the Plan.



                            HOW TO REDEEM SHARES

     Redemption Fee. The Fund will deduct a redemption fee equal to .10% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 15 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund. For the fiscal year ended
May 31, 1999, the Fund retained $12,091 in redemption fees.


     No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan, or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation, (3) through accounts established by securities dealers, banks or other financial institutions approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time, or from time to time.


     Check Redemption Privilege. The Fund provides Redemption Checks ("Checks") automatically upon opening an account, unless you specifically refuse the Check Redemption Privilege by checking the applicable "No" box on the Account Application. The Check Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.


     You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.


     Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.


     This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.


     Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.


     If you have access to telegraphic equipment, you may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:


                                  Transfer Agent's
           Transmittal Code       Answer Back Sign

           144295                 144295 TSSG PREP


     If you do not have direct access to telegraphic equipment, you may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. You should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.


     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."


     Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $250,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares-- Dreyfus TeleTransfer Privilege."


     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.


     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission and is a fundamental policy of the Fund which may not be changed without shareholder approval. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.


     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES


     Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager, to the extent such shares are offered for sale in your state of residence. The Fund will deduct a redemption fee equal to .10% of the net asset value of Fund shares exchanged out of the Fund where the exchange is made less than 15 days after the issuance of such shares. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:


     A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.


     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.


     To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.


     To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch automated telephone system) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.


     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.


     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.


     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


     Dreyfus-Automatic Asset Builderr. Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.


     Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.


     Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.


     Dreyfus Step Program. The Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builderr, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.


     Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


          A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.


          B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.


          C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered
               Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept
               (without giving effect to any reduced loads), the difference will be deducted.


          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.


     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.



                      DETERMINATION OF NET ASSET VALUE

     Valuation of Portfolio Securities. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES


     Management believes that the Fund has qualified as a "regulated investment company" under the Code for the fiscal year ended May 31, 1999 and the Fund intends to continue to so qualify, if such qualification is in the best interests of its shareholders. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income from tax exempt obligations and net short-term capital gains) to its shareholders, and must meet certain asset diversification and other requirements. Accordingly, the Fund may be restricted in the selling of securities held for less than three months. If the Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


     The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning dividends on the day following the date of purchase. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. Dividends usually are paid on the last business day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.


     If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks. All expenses are accrued daily and deducted before declaration of dividends to investors.


     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder has not held his shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

     If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from taxable investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his shares.

     If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, then the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax) ("California exempt-interest dividends"). However, the total amount of California exempt-interest dividends paid by the Fund to a non-corporate shareholder with respect to any taxable year cannot exceed such shareholder's pro rata share of interest received by the Fund during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest.

     For shareholders subject to California personal income tax, exempt-interest dividends derived from California Municipal Obligations will not be subject to the California personal income tax. Distributions from net realized short-term capital gains to California resident shareholders will be subject to the California personal income tax as ordinary income. Distributions from net realized long-term capital gains may constitute long-term capital gains for individual California resident shareholders. Unlike under Federal tax law, the Fund's shareholders will not be subject to California personal income tax, or receive a credit for California taxes paid by the Fund, on undistributed capital gains. In addition, California tax law does not consider any portion of the exempt-interest dividends paid, an item of tax preference for the purposes of computing the California alternative minimum tax.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.


     Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized as described above.


     Offsetting positions held by the Fund involving certain financial futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized as ordinary income.


     If the Fund were treated as entering into "straddles" by reason of its engaging in financial futures contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses, and long-term capital gains on straddle positions may be recharacterized as short-term capital gains or ordinary income.


     The Taxpayer Relief Act of 1997 included constructive sale provisions that generally apply if the fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial positions") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified as hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.


     Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                           PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, al though the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.


     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Fund or other funds advised by the Manager or its affiliates.


     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


                           PERFORMANCE INFORMATION


     The Fund's current yield for the 30-day period ended May 31, 1999 was 4.08%. Current yield is computed pursuant to a formula which operates as follows: the amount of the Fund's expenses accrued for the 30-day period is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period.
That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


     Based upon a combined 1999 Federal and California personal income tax rate of 45.22%, the Fund's tax equivalent yield for the 30-day period ended May 31, 1999 was 7.45%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.


     The tax equivalent yield quoted above represents the application of the highest Federal and State of California marginal personal income tax rates presently in effect. For Federal personal income tax purposes, the highest 39.6% tax rate has been used. For California personal income tax purposes, a 11% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.


     The Fund's average annual total return for the 1, 5 and 10 year periods ended May 31, 1999 was 3.81%, 5.53% and 6.26%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     The Fund's aggregate total return for the period July 26, 1983 (commencement of operations) to May 31, 1999 was 214.23%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


     From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not representative of the Fund's past or future performance.


     Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from CDA Investment Technologies, Inc., Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar,
Inc. and other industry publications.   From time to time, advertising
materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, actual or proposed tax legislation, or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising materials for the Fund also may refer to Morningstar ratings and related analyses supporting the ratings.


     From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                         INFORMATION ABOUT THE FUND

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.


     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.



     The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.


     During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


     To offset the relatively higher costs of servicing smaller accounts, the Fund charges regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.


     The Fund sends annual and semi-annual financial statements to all its shareholders.


                      COUNSEL AND INDEPENDENT AUDITORS

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.

                                 APPENDIX A

                INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS


     The following information is a summary of special factors affecting investments in California Municipal Securities and is drawn from the Official Statement issued by the State for its public bond issue on April 1, 1999. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California and certain of its municipalities and public authorities. It does not purport to be a complete description and is based on information from official statements relating to securities offerings of California issuers.


State Finances

     The Budget Process. The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.


     The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under state law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.


     Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.


     Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for local school and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations. See "Litigation" below.


     Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.


     The General Fund. The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.


     The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund.


     The legislation creating the SFEU (Government Code 16418) contains a continuous appropriation from the General Fund authorizing the State Controller to transfer to the SFEU, as of the end of each fiscal year, the lesser of (i) the unencumbered balance in the General Fund and (ii) the difference between the State's "appropriations subject to limitation" for the fiscal year then ended and its "appropriations limit" as defined in
Section 8 of Article XIII B of the State Constitution and established in the Budget Act for that fiscal year, as jointly estimated by the State's Legislative Analyst's Office and the Department of Finance. For a further description of Article XIII B, see "State Appropriations Limit" below. In certain circumstances, moneys in the SFEU may be used in connection with disaster relief.


     For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.


     The June 30, 1999, SFEU projection reflects the latest revenue projections and expenditure amounts as updated in the 1999-00 Governor's Budget. As in any year, the Budget Act and related trailer bills are not the only pieces of legislation which appropriate funds. Other factors including re-estimates of revenues and expenditures, existing statutory requirements, and additional legislation introduced and passed by the Legislature may impact the reserve amount.


     In the 1999-00 Governor's Budget, released January 8, 1999, the Department of Finance projects the SFEU will have a balance of about $617 million at June 30, 1999 and $415 million at June 30, 2000. The June 30, 1999 estimate is reduced from an estimate of approximately $1.2 billion after adoption of the 1998-99 Budget Act. See "Current State Budget" below.


     Welfare Reform. Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reforming the nation's welfare system. Among its many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens (this provision has been amended by subsequent federal law), allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.


     California's response to the federal welfare reforms is embodied in Chapter 270, Statutes of 1997. This new basic state welfare program is called California Work Opportunity and Responsibility to Kids ("CalWORKs"), which replaced the former Aid to Families with Dependent Children (AFDC) and Greater Avenues to Independence (GAIN) programs, effective January 1, 1998. Consistent with the federal law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current period on aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new CalWORKs program is largely at the county level, and counties are given financial incentives for success in this program.


     The long-term impact of the new federal Law and CalWORKs cannot be determined until there has been more experience and until an independent evaluation of the CalWORKs program is completed. In the short-term, the implementation of the CalWORKs program has continued the trend of declining welfare caseloads. The CalWORKs caseload trend is projected to be 651,350 in 1998-99 and 598,000 in 1999-00, down from a high of 921,000 cases in 1994-95.


     The 1999-00 Governor's Budget limits CalWORKs expenditures to the annual $3.7 billion federal TANF Block Grant and prior year carryover amounts, and the state General Fund and county General Fund combined Maintenance of Effort Requirement of $2.9 billion. Any decision to maintain or exceed the Maintenance of Effort Requirement would need to be made in the context of available resources and competing budget demands.


     Local Governments. The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,600,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also about 470 incorporated cities, and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.


     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the COPs program supporting local public safety departments, and various other measures. In his 1999-00
Budget Proposal, the Governor has proposed a review and "accounting" of state-local fiscal relationships, with the goal of ultimately restoring local government finances to an equivalent fiscal condition to the period prior to the 1991-93 recession-induced tax shifts. Litigation has been brought challenging the legality of the property tax shifts from counties to schools. See "Litigation" below.


     Historically, funding for the State's trial court system was divided between the State and the counties. However, Chapter 850, Statutes of 1997, implemented a restructuring of the State's trial court funding system. Funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. The county contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumed responsibility for future growth in trial court funding. The consolidation of funding is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Beginning in 1998-99, the county general fund contribution for court operations is reduced by $300 million, and cities will retain $62 million in fine and penalty revenue previously remitted to the State; the General Fund reimbursed the $362 million revenue loss to the Trial Court Trust Fund. The 1999-00 Governor's Budget would further reduce the county general fund contribution by an additional $48 million to reduce by 50 percent the contributions of the next 18 smallest counties and reduce by 5 percent the general fund contribution of the remaining 21 counties.


     The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.


     In 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIII C and XIII D into the California Constitution. These new provisions place limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995, must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.


     State Appropriations Limit. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.


     Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.


     Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.


     The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at K-14 districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.


     The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.


     The following table shows the State's Appropriations Limit for the past three fiscal years, the current fiscal year, and the next fiscal year. In the Governor's Budget for Fiscal Year 1999-00 proposed on January 8, 1999, the Department of Finance projects the State's Appropriations Subject to Limitations will be $7.1 billion under the State's Appropriations Limit in Fiscal Year 1999-00.


                                 State Appropriations Limit
                                      (Millions)

                                      Fiscal Years
                                ______________________________________________

                                1995-96 1996-97  1997-98   1998-99*   1999-00*

State Appropriations Limit      $39,309  $42,002  $44,778  $47,573    $50,052

Appropriations Subject to Limit (34,186) (35,103  (40,735) (40,797)   (42,926)

Amount (Over)/Under Limit       $ 5,123  $ 6,899  $ 4,043  $ 6,776    $ 7,126

______________________
*Estimated/Projected



SOURCE:  State of California, Department of Finance.


     Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor.
If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.


     Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools. See "State Finances-State Appropriations Limit" above.


     During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.


     In 1992, a lawsuit was filed, called California Teachers' Association
v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.


     Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-95 through 1998-99 have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 42 percent from the level in place from 1991-92 through 1993-94, and is estimated at about $5,944 per ADA in 1999-00. A significant amount of the "extra" Proposition 98 monies in the last few years have been allocated to special programs, most particularly an initiative to allow each classroom from grades K-3 to have no more than 20 pupils by the end of the 1997-98 school year. Although General Fund revenue growth is expected to slow in 1999-00, there are also new initiatives proposed to improve pupil reading skills, to enhance teacher quality, and to increase school accountability. See "Current State Budget" for further discussion of education funding.


State Indebtedness

     General. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.


     Capital Facilities Financing.

     General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.


     As of February 1, 1999, the State had outstanding $19,184,961,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $14,326,874,000 of long-term general obligation bonds. This latter figure consists of $3,566,744,000 of authorized commercial paper notes, described below (of which $484,250,000 had been issued), which had not yet been refunded by general obligation bonds, and $10,760,130,000 of other authorized but unissued general obligation debt.


     At the November 3, 1998 election, voters approved a bond measure ("Proposition 1A") totaling $9.2 billion for public school construction and renovation, and for higher education facilities. Not more than half the total bond authorization from Proposition 1A can be issued (including bonds in the form of commercial paper) before June 30, 2000. Proposition 1A also encourages the Treasurer to sell the bonds in a manner such that the ratio of State debt service to General Fund revenue does not exceed 6 percent.


     Commercial Paper Program. Pursuant to legislation enacted in 1995, voter approved general obligation indebtedness may be issued either as long-term bonds, or, for some but not all bond acts, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State intends to issue long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $2.0 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. Commercial paper notes are deemed issued upon authorization by the respective Finance Committees, whether or not such notes are actually issued. As of February 1, 1999, the Finance Committees had authorized the issuance of up to $3,566,744,000 of commercial paper notes; as of that date $484,250,000 aggregate principal amount of general obligation commercial paper notes was actually issued and outstanding.


     Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the Constitutional provisions which require voter approval. For purposes of this section, "lease-purchase debt" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $6,689,709,397 General Fund-supported lease-purchase debt outstanding at February 1, 1999. The State Public Works Board, which is authorized to sell lease revenue bonds, had $1,594,712,000 authorized and unissued as of February 1, 1999. Also, as of that date certain joint powers authorities were authorized to issue approximately $69,500,000 of revenue bonds to be secured by State leases.


    Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $25,463,613,639 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 1998.


     Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The following table shows the amount of revenue anticipation notes ("Notes") and revenue anticipation warrants ("Warrants") issued over the past five fiscal years. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State has not had to resort to such cross-year borrowing after the 1994-95 Fiscal Year.


    The State issued $1.7 billion of revenue anticipation notes for the 1998-99 Fiscal Year to mature on June 30, 1999. The Governor's Proposed Budget anticipates the issuance of $2.5 billion of revenue anticipation notes for the 1999-00 Fiscal Year.


                             State of California
               Revenue Anticipation Notes and Warrants Issued
                       Fiscal Years 1994-95 to 1998-99

                              Principal
Fiscal                        Amount          Date of
Year      Type                (Billions)      Issue             Maturity
______    ____                __________      _______           ________

1994-     Warrants Series     $4.0            July 26, 1994     April 25, 1996
1995      C-D                  3.0            August 3, 1994    June 28, 1995
          Notes Series A-C

1995-     Notes                2.0            April 25, 1996    June 28, 1996
1996

1996-     Notes Series A-C     3.0            August 6, 1996    June 30, 1997
1997

1997-     Notes                3.0            September 9, 1997 June 30, 1998
1998

1998-     Notes                1.7            October 1, 1998   June 30, 1999
1999


SOURCE:  State of California, Office of the Treasurer.


Prior Fiscal Years' Financial Results

     Fiscal Years Prior to 1995-96. Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund Programs-K-14 education, health, welfare and corrections -at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing state funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.


     Despite these budget actions, the effects of the recession led to large, unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year. See "State Indebtedness-Cash Flow Borrowings" above.


     Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.


     For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants, often needed to pay previously maturing notes or warrants, were issued in the period from June 1992 to July 1994. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996. See "State Indebtedness-Cash Flow Borrowings" above.


     1995-96 through 1997-98 Fiscal Years. The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.


     The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.4 billion in 1997-98)
than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated.


     The following were major features of the 1997-98 Budget Act:


     1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending was allocated to prior fiscal years. Funds were provided to fully pay for the cost-of-living-increase component of Proposition 98, and to extend the class size reduction and reading initiatives. See "State Finances-Proposition 98" above.


     2. The Budget Act reflected payment of $1.228 billion to satisfy a court judgment in a lawsuit regarding payments to the State pension fund, and brought funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts.


     3. Funding from the General Fund for the University of California and California State University was increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.


     4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels, adjusted for caseload changes.


     5. Health and welfare costs were contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.


     6. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal fiscal year 1997 and 1998 budgets, was included in the Budget Act, to offset incarceration costs for illegal aliens.


     7. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.


Current State Budget

     1998-99 Fiscal Year Budget. When the Governor released his proposed 1998-99 Fiscal Year Budget on January 9, 1998, he projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. By the time the Governor released the May Revision to the 1998-99 Budget ("May Revision") on May 14, 1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected in January. The Governor proposed that most of this increased revenue be dedicated to fund a 75 percent cut in the Vehicle License Fee ("VLF").


     The Legislature passed the 1998-99 Budget Bill on August 11, 1998, and the Governor signed it on August 21, 1998. Some 33 companion bills necessary to implement the budget were also signed. In signing the Budget Bill, the Governor used his line-item veto power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from special funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.


     The 1998-99 Budget Act was based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2 percent increase from the then revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the May Revision. Economic problems overseas since that time may affect the May Revision projections.


     After giving effect to the Governor's vetoes, the Budget Act provided authority for expenditures of $57.3 billion from the General Fund (a 7.3 percent increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projected a balance in the SFEU at June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2 percent of General Fund revenues. The Budget Act assumed the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which were issued on October 1, 1998.


     Revenues and expenditures for 1998-99 as updated in the 1999-00 Governor's Budget are $56.3 billion and $58.3 billion, respectively. As a result, the projected balance in the SFEU at June 30, 1999 has been reduced to $617 million. See "Proposed 1999-00 Budget" below for discussion of more recent revenue estimates from the Legislative Analyst's Office.


     The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill which provides for a phased-in reduction of the VLF. Since the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Started on January 1, 1999, the VLF has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.


     In addition to the cut in VLF, the 1998-99 budget includes both temporary and permanent increase in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).


     Other significant elements of the revised 1998-99 Budget are as follows:


     1. Proposition 98 funding for K-12 schools is increased by $2.2 billion in General Fund moneys over the latest revised 1997-98 levels, over $1 billion higher than the minimum Proposition 98 guarantee. Of the 1998-99 funds, major new programs include money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. Overall, per-pupil spending for K-12 schools under Proposition 98 is increased to $5,752, which is $478 over the 1997-98 level. The Budget also includes $250 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit. See "State Finances-Proposition 98" above.


     2. Funding for higher education increased substantially above the actual 1997-98 level. General Fund support was increased by $339 million (15.6 percent) for the University of California and $271 million (14.5 percent) for the California State University system. In addition, General Fund support for Community Colleges increased by $183 million (9.0 percent).


     3. The Budget includes increased funding for health, welfare and social services programs. A 4.9 percent grant increase was included in the basic welfare grants, the first increase in those grants in 9 years. Future increases will depend on sufficient General Fund revenue to trigger the phased cuts in VLF described above.


     4. Funding for the judiciary and criminal justice programs increased by about 15 percent over 1997-98, primarily to reflect increased state support for local trial courts and rising prison population.


     5. Various other highlights of the revised Budget included new funding for resources projects, dedication of $240 million of General Fund moneys for capital outlay projects, funding of a state employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and Economic Development Bank ($50 million).


     6. The State of California received approximately $167 million of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The state anticipates receiving approximately $173 million in federal reimbursements for federal fiscal year 1998.


     The revised 1998-99 budget as reported in the 1999-00 Governor's Budget, also reflects the latest estimated costs or savings as provided in various pieces of legislation passed and signed after the 1998 Budget Act. Major budget items include costs for the All-American Canal, state's share of purchase of Headwaters Forest, and additional funds for state prisons and juvenile facilities. The revised budget reflects a $433 million reduction in the State's obligation to contribute to the State Teachers' Retirement System ("STRS") in 1998-99.


     Proposed 1999-00 Budget. On January 8, 1999, Governor Davis released his proposed budget for Fiscal Year 19992000 (the "Governor's Budget"). The Governor's Budget generally reported that General Fund revenues for FY 1998-99 and FY 1999-00 would be lower than earlier projections (primarily due to the overseas economic downturn), while some caseloads would be higher than earlier projections. The Governor's Budget was designed to meet ongoing caseloads and basic inflation adjustments, and included certain new programs.


     The Governor's Budget projects General Fund revenues and transfers in 1999-00 of $60.3 billion. This includes anticipated initial payments from the tobacco litigation settlement of about $560 million, and receipt of one-time revenue from sale of assets. The Governor also assumes receipt of about $400 million of federal aid for certain health and welfare programs and reimbursement for costs for incarceration of undocumented felons, above the amount presently received by California from the federal government. The Governor's Budget notes that more accurate revenue estimates will be available in May and June before adoption of the budget. Among other things, the amount of realized capital gains for 1998 is still unknown, given the large fluctuations in the stock market last year. The Governor has not proposed any tax cuts or increases.


     The Governor's Budget proposes General Fund expenditures of $60.5 billion. The Governor's Budget gives highest priority to education, with Proposition 98 funding increasing by almost 5 percent. The Governor proposed certain new education initiatives focused on improving reading skills, teacher quality and school accountability. The Governor proposed modest increase in funding for higher education, and an 8 percent increase in SSP payments (a State-funded welfare program), while assuming decreases in Medi-Cal and CaIWORKs grant costs due to lowering caseloads. The Governor also proposes to reduce expenditures by deferring certain previously budgeted expenditures totaling about $170 million.


     Based on the proposed revenues and expenditures, the Governor's Budget projects the June 30, 2000 balance in the SFEU would drop to about $415 million.


     On February 16, 1999, the Legislative Analyst released a report on the 1999-00 Governor's Budget (the "LAO Report"). The LAO Report was based in part on actual revenues received in December, 1998 and January, 1999, which had not been available when the Governor's Budget was prepared. These revenues were higher than had been predicted in the Governor's Budget, apparently reflecting stronger than expected economic activity in the nation and the State. The LAO report projected that General Fund revenues in 1998-99 could be as much as $750 million higher than predicted in the Governor's Budget, and 1999-00 revenues could be $550 million above the Governor's Budget.


     The Governor's Budget includes a proposal to implement changes in law to make "midcourse corrections" in the State's budget if ongoing revenues fall short of projections during a fiscal year or expenditures increase significantly. The proposals include two components: restoring authority for the Director of Finance to reduce expenditures in certain circumstances, and an automatic "trigger" mechanism which would produce spending cuts if certain conditions were met. These proposals will require legislative action.


Economy and Population

     Introduction. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990-94.


     Population and Labor Force. The State's July 1, 1997 population of over 32.9 million represented over 12 percent of the total United States population.


     California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96 percent resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1997, the 5-county Los Angeles area accounted for 49 percent of the State's population, with 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of 6.9 million.


The following table shows California's population data for 1993 through 1998.



                       Population 1993-98

                      % Increase                   % Increase
                          Over                        Over        California
        California     Preceding  United States    Preceding       as % of
 Year   Population(a)    Year     Population(a)       Year       United States

 1993   31,517,000      1.1        257,753,000          1.1         12.2

 1994   31,790,000      0.9        260,292,000          1.0         12.2

 1995   32,063,000      0.9        262,761,000          0.9         12.2

 1996   32,383,000      1.0        265,179,000          0.9         12.2

 1997   32,957,000      1.8        267,636,000          0.9         12.3

 1998   33,494,000      1.6        270,029,000          0.9         12.4

________________
(a) Population as of July 1.


SOURCE: U.S.  Department of Commerce, Bureau of the Census; State of
        California, Department of Finance.


     The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1992 to 1998.

                                 Labor Force
                                   1992-98

                    Labor Force Trends
                      (Thousands)         Unemployment Rate (%)

                     Labor                              United
  Year               Force    Employment  California    States
  1992              15,404      13,973    9.3         7.5
  1993              15,359      13,918    9.4         6.9
  1994              15,450      14,122    8.6         6.1
  1995              15,412      14,203    7.8         5.6
  1996              15,568      14,444    7.2         5.4
  1997              15,971      14,965    6.3         4.9
 1998 p/            16,260      15,302    5.9         4.5
__________________
p/ Preliminary

SOURCE:   State of California, Employment Development Department.


     Employment, Income, Construction and Export Growth. The following table shows California's nonagricultural employment distribution and growth for 1990 and 1998.



                     Payroll Employment By Major Sector
                                1990 and 1998

                               Employment         % Distribution
                               (Thousands)        of Employment
                               _______________    _________________
     Industry Sector          1990      1998      1990         1998
                              ----      ----      ----         ----
Mining                          39         29       0.3       0.2
Construction                   605        605       4.8       4.5
Manufacturing
     Nondurable Goods          721        739       5.7       5.4
     High Technology           686        520       5.4       3.8
     Other Durable Goods       690        683       5.4       5.0
Transportation and             624        680       4.9       5.0
Utilities
Wholesale and Retail Trade   3,002      3,129      23.7      23.0
Finance, Insurance
     and Real Estate           825        781       6.5       5.7
Services                     3,395      4,234      26.8      31.2
Government
     Federal                   362        279       2.9       2.1
     State and Local         1,713      1,906      13.5      14.0
     TOTAL
     NONAGRICULTURAL        12,662     13,586       100       100
____________________
SOURCE: State of California, Employment Development Department and State of California, Department of Finance.



     The following tables show California's total and per capita income patterns for selected years.


                        Total Personal Income 1992-97

                                   California
                        _____________________________________________
                                                    California
                                                       % of
Year                Millions        % Change           U.S.

1992               684,674          4.8*              13.1
1993               698,130          2.0               12.8
1994 a             718,321          2.9               12.5
1995               754,269          5.0               12.4
1996               798,020          5.8               12.5
1997               846,017          6.0               12.5
______________________
* Change from prior year.
* Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.
  Note: Omits income for government employees overseas.


     SOURCE: U.S.  Department of Commerce, Bureau of Economic Analysis.



                     Per Capita Personal Income 1992-97
                                                        California
                                    United                % of
  Year        California % Change   States  % Change      U.S.

  1992         22,163      3.2*     20,546  4.7*         107.9
  1993         22,388      1.0      21,220  3.3          105.5
  1994a        22,899      2.3      22,056  3.9          103.8
  1995         23,901      4.4      23,063  4.6          103.6
  1996         25,050      4.8      24,169  4.8          103.6
  1997         26,218      4.7      25,298  4.7          103.6
_______________________
*  Change from prior year
* Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis.




    Employee Relations. In 1998-99, the state work force is estimated to be comprised of approximately 290,000 personnel years. Of this total, approximately 90,000 personnel years represent employees of institutions of higher education. Civil service employees who are subject to collective bargaining represent approximately 147,000 personnel years. The California State Employees' Association (CSEA), represents 9 of the 21 collective argaining units, or approximately 52 percent of those employees subject to collective bargaining.


    The Ralph C. Dills Act provides that state employees, defined as any civil service employee of the State and teachers under the jurisdiction of the Department of Education or the Superintendent of Public Instruction, and excluding certain other categories, have a right to form, join, and participate in the activities of employee organizations for the purpose of representation on all matters of employer-employee relations. Law enforcement employees have the right to be represented separately from other employees. The chosen employee organization has the fight to represent its members, except that once an employee organization is recognized as the exclusive representative of a bargaining unit, only that organization may represent employees in that unit.


    The scope of representation is limited to wages, hours, and other terms and conditions of employment. Representatives of the Governor are required to meet and confer in good faith and endeavor to reach agreement with the employee organization, and, if agreement is reached, to prepare a memorandum of understanding (MOU) and present it to the Legislature for ratification. The Governor and the recognized employee organization are authorized to agree mutually on the appointment of a mediator for the purpose of settling any disputes between the parties, or either party could request the Public Employment Relations Board to appoint a mediator.


     As of mid-March 1999, for 1998-99, all twenty-one collective bargaining units have reached agreement with the State. Five have ratified Memorandums of Understanding (MOU) which will expire on June 30, 1999, and the other sixteen MOUs are pending Legislative and union members' ratification. The State has not experienced a major work stoppage in the last 23 years.


     Employees' Retirement Systems. The two largest retirement benefit programs administered by the State are the Public Employees' Retirement System ("PERS") and the STRS. PERS had assets with a market value of $139.7 billion as of October 31, 1998, a decrease of $3.6 billion from June 30, 1998. STRS had assets with a market value in excess of $88.3 billion as of June 30, 1998, an increase of $13.5 billion from June 30, 1997.


     Information Technology. The State's reliance on information technology in every aspect of its operations has made Year 2000-related ("Y2K") information technology ("IT") issues a high priority for the State. The Department of Information Technology ("DOIT"), an independent office reporting directly to the Governor, is responsible for ensuring the State's information technology processes are fully functional before the year 2000. The DOIT has created a Year 2000 Task Force and a California 2000 Office to establish statewide policy requirements; to gather, coordinate, and share information; and to monitor statewide progress. In December 1996, the DOIT began requiring departments to report on Y2K activities and currently requires departmental monthly reporting of Y2K status. The DOIT has emphasized to departments that efforts should be focused on applications that support mission-critical business practices.


     The risks posed by Y2K information technology related issues are not confined to computer systems, but also include problems presented by embedded microchips (products or systems that contain microchips to perform functions such as traffic control, instruments used in hospitals or medical laboratories, and California aqueduct monitoring). To address these problems, the Governor issued Executive Order W-163-97, broadening the responsibilities of the DOIT to resolve these issues as well as legal questions associated with Y2K issues.
The executive order also required that mission critical systems be remediated by December 31, 1998, that purchases of new systems, hardware, software and equipment be Year 2000 compliant and further limited new computer projects to those required by law until a department's Y2K problems are resolved. The DOIT has also more recently required departments to address interfacing of State IT systems with external IT systems, and to report on contingency planning status for problems which might occur if IT systems are not fully remediated by the end of 1999.


   In its quarterly report for the period ending December 31, 1998, ("January Quarterly Report") the DOIT unveiled the new administration's strategy for addressing Y2K issues. The key components of this strategy include centralization and coordination of the State's Y2K efforts, delivery of essential services and emergency preparedness, elimination of obstacles and barriers in an effort to streamline the current funding request process, and broad-based collaboration across public and private sectors through a comprehensive communication plan. Departments, programs and systems will be categorized by tier according to the amount of assistance required to become Y2K compliant. The first tier, which consists of departments that are of no specific cause of concern, will be required to report their status and may be subject to independent review. The second tier consists of departments that require targeted assistance. The California 2000 Project Office will deploy an action team to provide the necessary assistance. The third tier consists of seriously troubled departments where the California Year 2000 Project Office will assume Y2K management responsibility.


   In addition to setting forth a new action plan, the January Quarterly Report updated the survey of State departments and reported that of a total of about 564 mission critical IT systems, 372 had completed remediation. Of the remaining 192 systems, 54 systems are scheduled to be retired and 138 are in the process of being remediated. The January Quarterly Report also updated the status of embedded systems, noting that State entities have not yet reported on all facilities nor have they completed the survey of all of their facilities. Of the 606 facilities that were reported, remediation has been completed in 52 facilities.


   In the January Quarterly Report, the DOIT estimates total Y2K costs identified by the departments under its supervision at about $342 million, of which more than $200 million was projected to be expended in fiscal years 1998-1999 and 1999-2000. These costs are part of much larger overall IT costs incurred annually by the State, including costs incurred by certain independent State entities, such as the judiciary, the Legislature, the University of California and California State University System. Furthermore, cost estimates for embedded systems only apply to the subset of embedded systems posing the highest risk to essential programs. For fiscal year 1998-99, the Legislature created a $20 million fund for unanticipated Y2K costs, which can be increased if necessary.


   On February 18, 1999, the Bureau of State Audits (the "BSA") presented its report concerning state agencies' progress in resolving Y2K problems. The report highlighted the following issues: remediation efforts at 14 agencies that it identified as critical; the status of Y2K compliance for other State programs; deficiencies in Y2K planning at one of the primary data centers for the State; and coordination among public and private entities to ensure uninterrupted service of essential utilities.


   The BSA indicated that each of the 14 agencies identified as administering programs critical to the State has appointed a Y2K project manager, developed an overall Y2K plan and is actively working to complete planned tasks.
However, the report further noted that although state agencies are making progress toward correcting critical computer systems, remediation efforts at 11 of these agencies are not complete. The report defined completion as including three key steps: completion of all planned testing, removal of threats from embedded technology, and resolution of potential problems caused by data exchange partners. None of these 11 agencies have fully tested the systems reviewed, which industry experts consider to be the most crucial and time-consuming phase. Furthermore, seven agencies have not yet replaced or corrected embedded microchips in equipment their systems rely upon.


   As part of the audit, the BSA also surveyed all 140 agencies, which administer 462 separate budgetary programs, listed in the Governor's Budget. Although the BSA does not consider all of these programs to be as critical as those administered by the 14 agencies it reviewed, the BSA has similar concerns about testing, embedded technology and coordination with data exchange partners. The report also contained certain recommendations for one of the State's two primary data centers to enhance their Y2K efforts. Finally, the BSA noted that no single entity is charged with overseeing the Y2 preparedness of all utilities in California and recommended that the Governor or Legislature should designate one representative or agency to assess and disclose the Y2K readiness of critical public utilities.



   The State Treasurer's Office reports that as of December 31, 1998, its systems for bond payments were fully Y2K compliant. The State Controller's Office reported that it had completed the necessary Y2K remediation projects for the State fiscal and accounting system by December 31, 1998, consistent with the Governor's Executive Order. The final steps of testing will be completed during 1999. Both offices are actively working with the outside entities with whom they interface to ensure that they are also compliant.


   In sum, although substantial progress has been made toward the goal of Y2K compliance, the task is very large and will likely encounter unexpected difficulties. The State cannot predict whether all mission critical systems will be ready and tested by late 1999 or what the impact failure of any particular IT system(s) or of outside interfaces with IT systems might have.


Litigation


   On December 24, 1997, a consortium of California counties filed a test claim with the Commission on State Mandates (the "Commission") asking the Commission to determine whether the property tax shift from counties to school districts beginning in 1993-94, is a reimbursable state mandated cost. See "State Finances--Local Government" above. The test claim was heard on October 29, 1998, and the Commission on State Mandates found in favor of the State. In March, 1999, Sonoma County filed suit in the Superior Court to overturn the Commission's decision. The State is contesting this lawsuit. Should the courts find in favor of the counties, the impact to the State General Fund could be as high as $10.0 billion with an annual Proposition 98 General Fund cost of at least $3.6 billion. This cost would grow in accordance with the annual assessed value growth rate.


   In Professional Engineers in California Government v. Wilson, the Superior Court ruled in December 1998 that $30.7 million of the $258.2 million transferred from the State Highway Account to the General Fund violated the California Constitution. The court also invalidated $130.9 million transferred from the Motor Vehicle Account to the General Fund. The court ordered further briefing on the $130 million transfer from the State Highway Account to the Motor Vehicle Account. A hearing on this transfer is scheduled for April 1999. No decision has been made as to whether an appeal will be taken from the court's ruling.


   On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation.


   On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs are being submitted; no date has yet been set for oral argument.


   In Thomas Hayes v. Commission on State Mandates, the Commission on State Mandates issued a decision in December 1998 determining that a portion, but not all, of the claims constituted state mandated local costs. The Commission is now developing parameters and guidelines for claims for reimbursement. The Department of Finance has not yet determined whether to seek judicial review of the Commission's decision.


   In Capitola Land v. Anderson and other related state and federal cases, plaintiffs sought payments from the State under the AFDC-Foster Care program. Judgment was rendered against the State in Capitola, which the State appealed and lost. The State then filed a state plan amendment with the federal Department of Health and Human Services to enable the State to comply with the Capitola ruling and receive federal funding. The DHHS denied the state plan amendment, and the State has filed suit against DHHS. The Legislature also enacted a statute which required federal funding in order to comply with the Capitola judgment. The State then refused to implement the Capitola judgment based on the new statute. Certain plaintiffs moved for an order of contempt against the State, which was granted by the trial court, but was stayed and annulled by the Court of Appeal. The plaintiffs are petitioning the California Supreme Court for review. If, as a result of this litigation, compliance with the Capitola judgment is required and the judgment is applied retroactively, liability to the State could exceed $200 million.


   In the Northern California 1997 Flood Litigation, a substantial number of plaintiffs have joined the suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. Property damages have been estimated up to $2 billion. The State is vigorously defending the action.


   In Just Say No to Tobacco Dough Campaign v. State of California, the superior court issued an order in December 1998, granting the State's demurrer to the entire action and dismissing the case. Plaintiffs have asked the court to reconsider its ruling.



                                 APPENDIX B

     Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

     An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:
(1) likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                              AAA

     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                               AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                               A




     Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:


     General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.


     Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.


                              BBB

     Of the investment grade, this is the lowest.


     General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between an A and BBB rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.


     Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.


                       BB, B, CCC, CC, C

     Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


                               BB

     Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.


                               B

     Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.


                              CCC

     Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.


                                     CC

     The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.


                                      C

     The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.


                                      D

     Bonds rated D are in default, and payment of interest and/or payment of principal is in arrears.


     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus designation to show relative standing within the major rating categories.



Municipal Note Ratings


                                    SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.


                                    SP-2

     The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.


Commercial Paper Ratings


     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


                                     A-1

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.


Moody's

Municipal Bond Ratings

                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


                                      A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


                                     Baa

     Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


                                     Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


                                      B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


                                     Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


                                     Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


                                      C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for the bonds in the generic rating category Aa. Moody's also provides numerical modifiers of 2 and 3 in this category for bond issues in the health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of that generic rating category; the modifier 2 indicates that the issue is in the mid-range of that generic category; and the modifier 3 indicates that the issue is in the low end of that generic category.


Municipal Note Ratings

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.


     A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

     Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                MIG 1/VMIG 1

     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                MIG 2/VMIG 2

     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Ratings


     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.



Fitch

Municipal Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                     AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                     AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.


                                    A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


                                     BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


                                     BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.


                                      B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


                                     CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.


                                     CC

     Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.


                                      C

     Bonds rated C are in imminent default in payment of interest or principal.

                                DDD, DD and D


     Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.


     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months or the DDD, DD or D categories.



Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                    F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                     F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                     F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.


Demand Bond or Notes Ratings

     Certain demand securities empower the holder at his option to require the issuer, usually through a remarketing agent, to repurchase the security upon notice at par with accrued interest. This is also referred to as a put option. The ratings of the demand provision may be changed or withdrawn at any time if, in Fitch's judgment, changing circumstances warrant such action.


     Fitch demand provision ratings carry the same symbols and related definitions as its short-term ratings.




               DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.

                         PART C. OTHER INFORMATION
                           _________________________


Item 23.  Exhibits.
_______   _____________________________________________________



     (a)  Articles of Incorporation are incorporated by reference to Exhibit
          (1)(a) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed, on September 3, 1996 and Articles of Amendment are incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed, on September 3, 1996.


     (b) By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed, on September 3, 1996.

     (d) Registrant's Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on September 18, 1995.

     (e) Registrant's Distribution Agreement is incorporated by reference to Exhibit (6)(a) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on September 18, 1995.

     (f) Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed, on September 3, 1996. Sub-Custodian Agreements is incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed, on September 3, 1996.

     (i) Opinion and consent of Registrant's Counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed, on September 3, 1996.

     (j)  Consent of Ernst & Young LLP, Independent Auditors.

     (m) Registrant's Revised Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on September 18, 1995.


Item 24.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable


Item 25.    Indemnification
_______ _______________

           Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation. The application of these provisions is limited by Article VIII of the Registrant's By-Laws, and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

                 Insofar as indemnification for
           liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange

                 Commission such indemnification is
           against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registration in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

           Reference is also made to the Management Agreement and to the Distribution Agreement, incorporated by reference to Exhibits (5) and (6) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on September 18, 1995.


Item 26.    Business and Other Connections of Investment Adviser.
_______ ____________________________________________________

           The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, is a registered broker-dealer. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



ITEM 26.  Business and Other Connections of Investment Adviser (continued)

          Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                     Other Businesses                               Position Held                    Dates

Christopher M. Condron           Franklin Portfolio Associates, LLC*            Director                         1/97 - Present
Chairman of the Board and
Chief Executive Officer
                                 TBCAM Holdings, Inc.*                          Director                         10/97 - Present
                                                                                President                        10/97 - 6/98
                                                                                Chairman                         10/97 - 6/98

                                 The Boston Company                             Director                         1/98 - Present
                                 Asset Management, LLC*                         Chairman                         1/98 - 6/98
                                                                                President                        1/98 - 6/98

                                 The Boston Company                             President                        9/95 - 1/98
                                 Asset Management, Inc.*                        Chairman                         4/95 - 1/98


                                 Pareto Partners                                Partner Representative           11/95 - 5/97
                                 271 Regent Street
                                 London, England W1R 8PP

                                 Franklin Portfolio Holdings, Inc.*             Director                         1/97 - Present


                                 Certus Asset Advisors Corp.**                  Director                         6/95 -Present

                                 Mellon Capital Management                      Director                         5/95 -Present
                                 Corporation***

                                 Mellon Bond Associates, LLP+                   Executive Committee              1/98 - Present
                                                                                Member

                                 Mellon Bond Associates+                        Trustee                          5/95 -1/98

                                 Mellon Equity Associates, LLP+                 Executive Committee              1/98 - Present
                                                                                Member

                                 Mellon Equity Associates+                      Trustee                          5/95 - 1/98

                                 Boston Safe Advisors, Inc.*                    Director                         5/95 - Present
                                                                                President                        5/95 - Present

                                 Mellon Bank, N.A. +                            Director                         1/99 - Present
                                                                                Chief Operating Officer          3/98 - Present
                                                                                President                        3/98 - Present
                                                                                Vice Chairman                    11/94 - 3/98

                                 Mellon Bank Corporation+                       Chief Operating Officer          1/99 - Present
                                                                                President                        1/99 - Present
                                                                                Director                         1/98 - Present
                                                                                Vice Chairman                    11/94 - 1/99

Christopher M. Condron           The Boston Company, Inc.*                      Vice Chairman                    1/94 - Present
Chairman and Chief                                                              Director                         5/93 - Present
Executive Officer
(Continued)                      Laurel Capital Advisors, LLP+                  Exec. Committee                  1/98 - 8/98
                                                                                Member

                                 Laurel Capital Advisors+                       Trustee                          10/93 - 1/98


                                 Boston Safe Deposit and Trust                  Director                         5/93 -Present
                                 Company*

                                 The Boston Company Financial                   President                        6/89 - Present
                                 Strategies, Inc. *                             Director                         6/89 - Present


Mandell L. Berman                Self-Employed                                  Real Estate Consultant,          11/74 -   Present
Director                         29100 Northwestern Highway                     Residential Builder and
                                 Suite 370                                      Private Investor
                                 Southfield, MI 48034

Burton C. Borgelt                DeVlieg Bullard, Inc.                          Director                         1/93 - Present
Director                         1 Gorham Island
                                 Westport, CT 06880

                                 Mellon Bank Corporation+                       Director                         6/91 - Present

                                 Mellon Bank, N.A. +                            Director                         6/91 - Present

                                 Dentsply International, Inc.                   Director                         2/81 - Present
                                 570 West College Avenue
                                 York, PA

                                 Quill Corporation                              Director                         3/93 - Present
                                 Lincolnshire, IL

Stephen E. Canter                Dreyfus Investment                             Chairman of the Board            1/97 - Present
President, Chief Operating       Advisors, Inc.++                               Director                         5/95 - Present
Officer, Chief Investment                                                       President                        5/95 - Present
Officer, and Director
                                 Newton Management Limited                      Director                         2/99 - Present
                                 London, England

                                 Mellon Bond Associates, LLP+                   Executive Committee              1/99 - Present
                                                                                Member

                                 Mellon Equity Associates, LLP+                 Executive Committee              1/99 - Present
                                                                                Member

                                 Franklin Portfolio Associates, LLC*            Director                         2/99 - Present

                                 Franklin Portfolio Holdings, Inc.*             Director                         2/99 - Present

                                 The Boston Company Asset                       Director                         2/99 - Present
                                 Management, LLC*

                                 TBCAM Holdings, Inc.*                          Director                         2/99 - Present

                                 Mellon Capital Management                      Director                         1/99 - Present
                                 Corporation***

Stephen E. Canter                Founders Asset Management, LLC                 Member, Board of                 12/97 - Present
President, Chief Operating       2930 East Third Ave.                           Managers
Officer, Chief Investment        Denver, CO 80206                               Acting Chief Executive           7/98 - 12/98
Officer, and Director                                                           Officer
(Continued)
                                 The Dreyfus Trust Company+++                   Director                         6/ 95 - Present

Thomas F. Eggers                 Dreyfus Service Corporation++                  Executive Vice President         4/96 - Present
Vice Chairman - Institutional                                                   Director                         9/96 - Present
and Director
                                 Founders Asset Management, LLC                 Member, Board of                 2/99 - Present
                                 2930 East Third Avenue                         Managers
                                 Denver, CO 80206

Steven G. Elliott                Mellon Bank Corporation+                       Senior Vice Chairman             1/99 - Present
Director                                                                        Chief Financial Officer          1/90 - Present
                                                                                Vice Chairman                    6/92 - 1/99
                                                                                Treasurer                        1/90 - 5/98

                                 Mellon Bank, N.A.+                             Senior Vice Chairman             3/98 - Present
                                                                                Vice Chairman                    6/92 - 3/98
                                                                                Chief Financial Officer          1/90 - Present

                                 Mellon EFT Services Corporation                Director                         10/98 - Present
                                 Mellon Bank Center, 8th Floor
                                 1735 Market Street
                                 Philadelphia, PA 19103

                                 Mellon Financial Services                      Director                         1/96 - Present
                                 Corporation #1                                 Vice President                   1/96 - Present
                                 Mellon Bank Center, 8th Floor
                                 1735 Market Street
                                 Philadelphia, PA 19103

                                 Boston Group Holdings, Inc.*                   Vice President                   5/93 - Present

                                 APT Holdings Corporation                       Treasurer                        12/87 - Present
                                 Pike Creek Operations Center
                                 4500 New Linden Hill Road
                                 Wilmington, DE 19808

                                 Allomon Corporation                            Director                         12/87 - Present
                                 Two Mellon Bank Center
                                 Pittsburgh, PA 15259

                                 Collection Services Corporation                Controller                       10/90 - 2/99
                                 500 Grant Street                               Director                         9/88 - 2/99
                                 Pittsburgh, PA 15258                           Vice President                   9/88 - 2/99
                                                                                Treasurer                        9/88 - 2/99

                                 Mellon Financial Company+                      Principal Exec. Officer          1/88 - Present
                                                                                Chief Financial Officer          8/87 - Present
                                                                                Director                         8/87 - Present
                                                                                President                        8/87 - Present

                                 Mellon Overseas Investments                    Director                         4/88 - Present
                                 Corporation+                                   Chairman                         7/89 - 11/97
                                                                                President                        4/88 - 11/97
                                                                                Chief Executive Officer          4/88 - 11/97

                                 Mellon International Investment                Director                         9/89 - 8/97
                                 Corporation+

Steven G. Elliott                Mellon Financial Services                      Treasurer                        12/87 - Present
Director (Continued)             Corporation # 5+

                                 Mellon Financial Markets, Inc.+                Director                         1/99 - Present

                                 Mellon Financial Services                      Director                         1/99 - Present
                                 Corporation #17
                                 Fort Lee, NJ

                                 Mellon Mortgage Company                        Director                         1/99 - Present
                                 Houston, TX

                                 Mellon Ventures, Inc. +                        Director                         1/99 - Present

Lawrence S. Kash                 Dreyfus Investment                             Director                         4/97 - Present
Vice Chairman                    Advisors, Inc.++
And Director
                                 Dreyfus Brokerage Services, Inc.               Chairman                         11/97 - Present
                                 401 North Maple Ave.                           Chief Executive Officer          11/97 - Present
                                 Beverly Hills, CA

                                 Dreyfus Service Corporation++                  Director                         1/95 - 2/99
                                                                                President                        9/96 - 3/99

                                 Dreyfus Precious Metals, Inc.++ +              Director                         3/96 - 12/98
                                                                                President                        10/96 - 12/98

                                 Dreyfus Service                                Director                         12/94 - Present
                                 Organization, Inc.++                           President                        1/97 -  Present

                                 Seven Six Seven Agency, Inc. ++                Director                         1/97 - Present

                                 Dreyfus Insurance Agency of                    Chairman                         5/97 - Present
                                 Massachusetts, Inc.++++                        President                        5/97 - Present
                                                                                Director                         5/97 - Present

                                 The Dreyfus Trust Company+++                   Chairman                         1/97 - 1/99
                                                                                President                        2/97 - 1/99
                                                                                Chief Executive Officer          2/97 - 1/99
                                                                                Director                         12/94 - Present

                                 The Dreyfus Consumer Credit                    Chairman                         5/97 - Present
                                 Corporation++                                  President                        5/97 - Present
                                                                                Director                         12/94 - Present

                                 Founders Asset Management, LLC                 Member, Board of                 12/97 - Present
                                 2930 East Third Avenue                         Managers
                                 Denver, CO. 80206

                                 The Boston Company Advisors,                   Chairman                         12/95 - Present
                                 Inc.                                           Chief Executive Officer          12/95 - Present
                                 Wilmington, DE                                 President                        12/95 - Present

                                 The Boston Company, Inc.*                      Director                         5/93 - Present
                                                                                President                        5/93 - Present

                                 Mellon Bank, N.A.+                             Executive Vice President         6/92 - Present

                                 Laurel Capital Advisors, LLP+                  Chairman                         1/98 - 8/98
                                                                                Executive Committee              1/98 - 8/98
                                                                                Member
                                                                                Chief Executive Officer          1/98 - 8/98
                                                                                President                        1/98 - 8/98

Lawrence S. Kash                 Laurel Capital Advisors, Inc. +                Trustee                          12/91 - 1/98
Vice Chairman                                                                   Chairman                         9/93 - 1/98
And Director (Continued)                                                        President and CEO                12/91 - 1/98

                                 Boston Group Holdings, Inc.*                   Director                         5/93 - Present
                                                                                President                        5/93 - Present

Martin G. McGuinn                Mellon Bank Corporation+                       Chairman                         1/99 - Present
Director                                                                        Chief Executive Officer          1/99 - Present
                                                                                Director                         1/98 - Present
                                                                                Vice Chairman                    1/90 - 1/99

                                 Mellon Bank, N. A. +                           Chairman                         3/98 - Present
                                                                                Chief Executive Officer          3/98 - Present
                                                                                Director                         1/98 - Present
                                                                                Vice Chairman                    1/90 - 3/98

                                 Mellon Leasing Corporation+                    Vice Chairman                    12/96 - Present

                                 Mellon Bank (DE) National                      Director                         4/89 - 12/98
                                 Association
                                 Wilmington, DE

                                 Mellon Bank (MD) National                      Director                         1/96 - 4/98
                                 Association
                                 Rockville, Maryland

                                 Mellon Financial                               Vice President                   9/86  - 10/97
                                 Corporation (MD)
                                 Rockville, Maryland

J. David Officer                 Dreyfus Service Corporation++                  Executive Vice President         5/98 - Present
Vice Chairman                                                                   Director                         3/99 - Present
And Director
                                 Dreyfus Insurance Agency of                    Director                         5/98 - Present
                                 Massachusetts, Inc.++++

                                 Seven Six Seven Agency, Inc.++                 Director                         10/98 - Present

                                 Mellon Residential Funding Corp. +             Director                         4/97 - Present

                                 Mellon Trust of Florida, N.A.                  Director                         8/97 - Present
                                 2875 Northeast 191st Street
                                 North Miami Beach, FL 33180

                                 Mellon Bank, NA+                               Executive Vice President         7/96 - Present

                                 The Boston Company, Inc.*                      Vice Chairman                    1/97 - Present
                                                                                Director                         7/96 - Present

                                 Mellon Preferred Capital                       Director                         11/96 - Present
                                 Corporation*

                                 RECO, Inc.*                                    President                        11/96 - Present
                                                                                Director                         11/96 - Present

                                 The Boston Company Financial                   President                        8/96 - Present
                                 Services, Inc.*                                Director                         8/96 - Present

                                 Boston Safe Deposit and Trust                  Director                         7/96 - Present
                                 Company*                                       President                        7/96 - 1/99

J. David Officer                 Mellon Trust of New York                       Director                         6/96 - Present
Vice Chairman and                1301 Avenue of the Americas
Director (Continued)             New York, NY 10019

                                 Mellon Trust of California                     Director                         6/96 - Present
                                 400 South Hope Street
                                 Suite 400
                                 Los Angeles, CA 90071

                                 Mellon Bank, N.A.+                             Executive Vice President         2/94 - Present

                                 Mellon United National Bank                    Director                         3/98 - Present
                                 1399 SW 1st Ave., Suite 400
                                 Miami, Florida

                                 Boston Group Holdings, Inc.*                   Director                         12/97 - Present

                                 Dreyfus Financial Services Corp. +             Director                         9/96 - Present

                                 Dreyfus Investment Services                    Director                         4/96 - Present
                                 Corporation+

Richard W. Sabo                  Founders Asset Management LLC                  President                        12/98 - Present
Director                         2930 East Third Avenue                         Chief Executive Officer          12/98 - Present
                                 Denver, CO. 80206

                                 Prudential Securities                          Senior Vice President            07/91 - 11/98
                                 New York, NY                                   Regional Director                07/91 - 11/98

Richard F. Syron                 American Stock Exchange                        Chairman                         4/94 - Present
Director                         86 Trinity Place                               Chief Executive Officer          4/94 - Present
                                 New York, NY 10006

Ronald P. O'Hanley               Franklin Portfolio Holdings, Inc.*             Director                         3/97 - Present
Vice Chairman
                                 TBCAM Holdings, Inc.*                          Chairman                         6/98 - Present
                                                                                Director                         10/97 - Present

                                 The Boston Company Asset                       Chairman                         6/98 - Present
                                 Management, LLC*                               Director                         1/98 - 6/98

                                 The Boston Company Asset                       Director                         2/97 - 12/97
                                 Management, Inc. *

                                 Boston Safe Advisors, Inc.*                    Chairman                         6/97 - Present
                                                                                Director                         2/97 - Present

                                 Pareto Partners                                Partner Representative           5/97 - Present
                                 271 Regent Street
                                 London, England W1R 8PP

                                 Mellon Capital Management                      Director                         5/97 -Present
                                 Corporation***

                                 Certus Asset Advisors Corp.**                  Director                         2/97 - Present

                                 Mellon Bond Associates+                        Trustee                          2/97 - Present
                                                                                Chairman                         2/97 - Present

                                 Mellon Equity Associates+                      Trustee                          2/97 - Present
                                                                                Chairman                         2/97 - Present

                                 Mellon-France Corporation+                     Director                         3/97 - Present

Ronald P. O'Hanley               Laurel Capital Advisors+                       Trustee                          3/97 - Present
Vice Chairman (Continued)

Mark N. Jacobs                   Dreyfus Investment                             Director                         4/97 - Present
General Counsel,                 Advisors, Inc.++                               Secretary                        10/77 - 7/98
Vice President, and
Secretary                        The Dreyfus Trust Company+++                   Director                         3/96 - Present

                                 The TruePenny Corporation++                    President                        10/98 - Present
                                                                                Director                         3/96 - Present

                                 Dreyfus Service                                Director                         3/97 - Present
                                 Organization, Inc.++


William H. Maresca               The Dreyfus Trust Company+++                   Director                         3/97 - Present
Controller
                                 Dreyfus Service Corporation++                  Chief Financial Officer          12/98 - Present

                                 Dreyfus Consumer Credit Corp. ++               Treasurer                        10/98 -Present

                                 Dreyfus Investment                             Treasurer                        10/98 - Present
                                 Advisors, Inc. ++

                                 Dreyfus-Lincoln, Inc.                          Vice President                   10/98 - Present
                                 4500 New Linden Hill Road
                                 Wilmington, DE 19808

                                 The TruePenny Corporation++                    Vice President                   10/98 - Present

                                 Dreyfus Precious Metals, Inc. +++              Treasurer                        10/98 - 12/98

                                 The Trotwood Corporation++                     Vice President                   10/98 - Present

                                 Trotwood Hunters Corporation++                 Vice President                   10/98 - Present

                                 Trotwood Hunters Site A Corp. ++               Vice President                   10/98 - Present

                                 Dreyfus Transfer, Inc.                         Chief Financial Officer          5/98 - Present
                                 One American Express Plaza,
                                 Providence, RI 02903

                                 Dreyfus Service                                Assistant  Treasurer             3/93 - Present
                                 Organization, Inc.++

                                 Dreyfus Insurance Agency of                    Assistant Treasurer              5/98 - Present
                                 Massachusetts, Inc.++++

William T. Sandalls, Jr.         Dreyfus Transfer, Inc.                         Chairman                         2/97 - Present
Executive Vice President         One American Express Plaza,
                                 Providence, RI 02903

                                 Dreyfus Service Corporation++                  Director                         1/96 - Present
                                                                                Executive Vice President         2/97 - Present
                                                                                Chief Financial Officer          2/97-12/98

                                 Dreyfus Investment                             Director                         1/96 - Present
                                 Advisors, Inc.++                               Treasurer                        1/96 - 10/98


William T. Sandalls, Jr.         Dreyfus-Lincoln, Inc.                          Director                         12/96 - Present
Executive Vice President         4500 New Linden Hill Road                      President                        1/97 - Present
(Continued)                      Wilmington, DE 19808

                                 Seven Six Seven Agency, Inc.++                 Director                         1/96 - 10/98
                                                                                Treasurer                        10/96 - 10/98

                                 The Dreyfus Consumer                           Director                         1/96 - Present
                                 Credit Corp.++                                 Vice President                   1/96 - Present
                                                                                Treasurer                        1/97 - 10/98

                                 Dreyfus Partnership                            President                        1/97 - 6/97
                                 Management, Inc.++                             Director                         1/96 - 6/97

                                 Dreyfus Service Organization,                  Director                         1/96 - 6/97
                                 Inc.++                                         Executive Vice President         1/96 - 6/97
                                                                                Treasurer                        10/96- Present

                                 Dreyfus Insurance Agency of                    Director                         5/97 - Present
                                 Massachusetts, Inc.++++                        Treasurer                        5/97- Present
                                                                                Executive Vice President         5/97 - Present

Diane P. Durnin                  Dreyfus Service Corporation++                  Senior Vice President -          5/95 - 3/99
Vice President - Product                                                        Marketing and Advertising
Development                                                                     Division

Patrice M. Kozlowski             None
Vice President - Corporate
Communications

Mary Beth Leibig                 None
Vice President -
Human Resources

Theodore A. Schachar             Dreyfus Service Corporation++                  Vice President -Tax              10/96 - Present
Vice President - Tax
                                 Dreyfus Investment Advisors, Inc.++            Vice President - Tax             10/96 - Present

                                 Dreyfus Precious Metals, Inc. +++              Vice President - Tax             10/96 - 12/98

                                 Dreyfus Service Organization, Inc.++           Vice President - Tax             10/96 - Present

Wendy Strutt                     None
Vice President

Richard Terres                   None
Vice President

Andrew S. Wasser                 Mellon Bank Corporation+                       Vice President                   1/95 - Present
Vice-President -
Information Systems

James Bitetto                    The TruePenny Corporation++                    Secretary                        9/98 - Present
Assistant Secretary
                                 Dreyfus Service Corporation++                  Assistant Secretary              8/98 - Present

                                 Dreyfus Investment                             Assistant Secretary              7/98 - Present
                                 Advisors, Inc.++

                                 Dreyfus Service                                Assistant Secretary              7/98 - Present
                                 Organization, Inc.++

Steven F. Newman                 Dreyfus Transfer, Inc.                         Vice President                   2/97 - Present
Assistant Secretary              One American Express Plaza                     Director                         2/97 - Present
                                 Providence, RI 02903                           Secretary                        2/97 - Present

                                 Dreyfus Service                                Secretary                        7/98 - Present
                                 Organization, Inc.++                           Assistant Secretary              5/98 - 7/98



_______________________________
*    The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**   The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***  The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
+    The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++   The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++  The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++ The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109.



Item 27.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

     1)     Comstock Partners Funds, Inc.
     2)     Dreyfus A Bonds Plus, Inc.
     3)     Dreyfus Appreciation Fund, Inc.
     4)     Dreyfus Asset Allocation Fund, Inc.
     5)     Dreyfus Balanced Fund, Inc.
     6)     Dreyfus BASIC GNMA Fund
     7)     Dreyfus BASIC Money Market Fund, Inc.
     8)     Dreyfus BASIC Municipal Fund, Inc.
     9)     Dreyfus BASIC U.S. Government Money Market Fund
     10)    Dreyfus California Intermediate Municipal Bond Fund
     11)    Dreyfus California Tax Exempt Bond Fund, Inc.
     12)    Dreyfus California Tax Exempt Money Market Fund
     13)    Dreyfus Cash Management
     14)    Dreyfus Cash Management Plus, Inc.
     15)    Dreyfus Connecticut Intermediate Municipal Bond Fund
     16)    Dreyfus Connecticut Municipal Money Market Fund, Inc.
     17)    Dreyfus Florida Intermediate Municipal Bond Fund
     18)    Dreyfus Florida Municipal Money Market Fund
     19)    The Dreyfus Fund Incorporated
     20)    Dreyfus Global Bond Fund, Inc.
     21)    Dreyfus Global Growth Fund
     22)    Dreyfus GNMA Fund, Inc.
     23)    Dreyfus Government Cash Management Funds
     24)    Dreyfus Growth and Income Fund, Inc.
     25)    Dreyfus Growth and Value Funds, Inc.
     26)    Dreyfus Growth Opportunity Fund, Inc.
     27)    Dreyfus Debt and Equity Funds
     28)    Dreyfus Index Funds, Inc.
     29)    Dreyfus Institutional Money Market Fund
     30)    Dreyfus Institutional Preferred Money Market Fund
     31)    Dreyfus Institutional Short Term Treasury Fund
     32)    Dreyfus Insured Municipal Bond Fund, Inc.
     33)    Dreyfus Intermediate Municipal Bond Fund, Inc.
     34)    Dreyfus International Funds, Inc.
     35)    Dreyfus Investment Grade Bond Funds, Inc.
     36)    Dreyfus Investment Portfolios
     37)    The Dreyfus/Laurel Funds, Inc.
     38)    The Dreyfus/Laurel Funds Trust
     39)    The Dreyfus/Laurel Tax-Free Municipal Funds
     40)    Dreyfus LifeTime Portfolios, Inc.
     41)    Dreyfus Liquid Assets, Inc.
     42)    Dreyfus Massachusetts Intermediate Municipal Bond Fund
     43)    Dreyfus Massachusetts Municipal Money Market Fund
     44)    Dreyfus Massachusetts Tax Exempt Bond Fund
     45)    Dreyfus MidCap Index Fund
     46)    Dreyfus Money Market Instruments, Inc.
     47)    Dreyfus Municipal Bond Fund, Inc.
     48)    Dreyfus Municipal Cash Management Plus
     49)    Dreyfus Municipal Money Market Fund, Inc.
     50)    Dreyfus New Jersey Intermediate Municipal Bond Fund
     51)    Dreyfus New Jersey Municipal Bond Fund, Inc.
     52)    Dreyfus New Jersey Municipal Money Market Fund, Inc.
     53)    Dreyfus New Leaders Fund, Inc.
     54)    Dreyfus New York Insured Tax Exempt Bond Fund
     55)    Dreyfus New York Municipal Cash Management
     56)    Dreyfus New York Tax Exempt Bond Fund, Inc.
     57)    Dreyfus New York Tax Exempt Intermediate Bond Fund
     58)    Dreyfus New York Tax Exempt Money Market Fund
     59)    Dreyfus U.S. Treasury Intermediate Term Fund
     60)    Dreyfus U.S. Treasury Long Term Fund
     61)    Dreyfus 100% U.S. Treasury Money Market Fund
     62)    Dreyfus U.S. Treasury Short Term Fund
     63)    Dreyfus Pennsylvania Intermediate Municipal Bond Fund
     64)    Dreyfus Pennsylvania Municipal Money Market Fund
     65)    Dreyfus Premier California Municipal Bond Fund
     66)    Dreyfus Premier Equity Funds, Inc.
     67)    Dreyfus Premier International Funds, Inc.
     68)    Dreyfus Premier GNMA Fund
     69)    Dreyfus Premier Worldwide Growth Fund, Inc.
     70)    Dreyfus Premier Municipal Bond Fund
     71)    Dreyfus Premier New York Municipal Bond Fund
     72)    Dreyfus Premier State Municipal Bond Fund
     73)    Dreyfus Premier Value Equity Funds
     74)    Dreyfus Short-Intermediate Government Fund
     75)    Dreyfus Short-Intermediate Municipal Bond Fund
     76)    The Dreyfus Socially Responsible Growth Fund, Inc.
     77)    Dreyfus Stock Index Fund, Inc.
     78)    Dreyfus Tax Exempt Cash Management
     79)    The Dreyfus Third Century Fund, Inc.
     80)    Dreyfus Treasury Cash Management
     81)    Dreyfus Treasury Prime Cash Management
     82)    Dreyfus Variable Investment Fund
     83)    Dreyfus Worldwide Dollar Money Market Fund, Inc.
     84)    Founders Funds, Inc.
     85)    General California Municipal Bond Fund, Inc.
     86)    General California Municipal Money Market Fund
     87)    General Government Securities Money Market Fund, Inc.
     88)    General Money Market Fund, Inc.
     89)    General Municipal Bond Fund, Inc.
     90)    General Municipal Money Market Funds, Inc.
     91)    General New York Municipal Bond Fund, Inc.
     92)    General New York Municipal Money Market Fund



(b)
                                                           Positions and
Name and principal       Positions and offices with        offices with
business address         the Distributor                   Registrant
__________________       ___________________________       _____________

Marie E. Connolly+       Director, President, Chief        President and
                         Executive Officer and Chief       Treasurer
                         Compliance Officer

Joseph F. Tower, III+    Director, Senior Vice President,  Vice President
                         Treasurer and Chief Financial     and Assistant
                         Officer                           Treasurer

Mary A. Nelson+          Vice President                    Vice President
                                                           and Assistant
                                                           Treasurer

Jean M. O'Leary+         Assistant Vice President,         None
                         Assistant Secretary and
                         Assistant Clerk

William J. Nutt+         Chairman of the Board             None

Stephanie D. Pierce++    Vice President                    Vice President,
                                                           Assistant Secretary
                                                           and Assistant
                                                           Treasurer

Patrick W. McKeon+       Vice President                    None

Joseph A. Vignone+       Vice President                    None


________________________________
 + Principal business address is 60 State Street, Boston, Massachusetts 02109. ++ Principal business address is 200 Park Avenue, New York, New York 10166.

Item 28.   Location of Accounts and Records
_______        ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 29.   Management Services
_______    ___________________

           Not Applicable

Item 30.   Undertakings
_______    ____________

           None



                                 SIGNATURES
                                 __________




     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of July, 1999.



       DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.

       BY:  /s/Marie E. Connolly*
            -----------------------------
            MARIE E. CONNOLLY, PRESIDENT

  Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


       Signatures                        Title                       Date
__________________________     ______________________________    __________


/s/Marie E. Connolly*          President and Treasurer             7/28/99
_______________________        (Principal Executive,
Marie E. Connolly               Financial and Accounting Officer)


/s/Joseph Tower*               Vice President and Assistant        7/28/99
________________________       Treasurer (Principal Accounting
Joseph Tower                   Officer)


/s/Joseph S. DiMartino*        Chairman of the Board               7/28/99
________________________
Joseph S. DiMartino


/s/David W. Burke*             Board Member                        7/28/99
________________________
David W. Burke


/s/Samuel Chase*               Board Member                        7/28/99
________________________
Samuel Chase

/s/Gordon J. Davis*            Board Member                        7/28/99
________________________
Gordon J. Davis


/s/Joni Evans*                 Board Member                        7/28/99
________________________
Joni Evans


/s/Arnold S. Hiatt*            Board Member                        7/28/99
________________________
Arnold S. Hiatt


/s/Burton N. Wallack*          Board Member                        7/28/99
________________________
Burton N. Wallack




*BY: /s/Stephanie Pierce*
     _________________________
     Stephanie Pierce
     Attorney-in-Fact




                              INDEX OF EXHIBITS


Exhibit Item No.              Exhibit

23 (j)                        Consent of Ernst & Young LLP, Independent
Auditors